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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  MAY 31, 1995
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                             POLYPHASE CORPORATION
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             (Exact name of registrant as specified in its charter)


              NEVADA                     1-9083                 23-2708876
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   (State or other jurisdiction of       (Commission           (IRS Employer
           incorporation)                File Number)        Identification No.)


   16885 DALLAS PARKWAY, DALLAS, TEXAS                               75248
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (214) 732-0010
                                                      --------------


                                (NOT APPLICABLE)
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(Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

     Ernst & Young LLP was engaged as principal accountants for the Company on May 31, 1995.

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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  POLYPHASE CORPORATION


Date:  June 1, 1995        By:   /s/ Paul A. Tanner
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                                          Paul A. Tanner
                                          President

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